Supplement Dated November 4, 2015
To The Prospectus Dated April 27, 2015

JNL® Investors Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective October 15, 2015, in the section entitled, "Summary Overview of Each Fund" for the JNL/PPM America Total Return Fund under "Portfolio Managers," please delete the table in its entirety and replace it with the following:

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Michael T. Kennedy	2009	Senior Managing Director and Portfolio Manager
Anthony Balestrieri	2015	Executive Vice President and Chief Investment Officer-Total Return and Portfolio Manager

Effective October 15, 2015, in the section entitled, "Summary Overview of Each Fund" for the JNL/PPM America Low Duration Bond Fund under "Portfolio Managers," please delete the table in its entirety and replace it with the following:

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
David Frizzie	September 2013	Senior Managing Director and Portfolio Manager
Anthony Balestrieri	September 2013	Executive Vice President and Chief Investment Officer-Total Return and Portfolio Manager

Effective October 15, 2015, in the section entitled "Additional Information About the Funds" for the JNL/PPM America Total Return Fund, under "The Sub-Adviser and Portfolio Management," please delete the second, third and fourth paragraphs and replace them with the following:

Michael T. Kennedy, CFA, Senior Managing Director and Portfolio Manager and Anthony Balestrieri Executive Vice President and Chief Investment Officer-Total Return and Portfolio Manager, manage the assets of the Fund.  Mr. Kennedy serves as lead portfolio manager and is responsible for the day-to-day investment decisions of the Fund.  Mr. Balestrieri is responsible for general oversight and participates in decisions relating to the overall investment strategy with respect to the Fund.

Michael T. Kennedy, CFA, Senior Managing Director and Portfolio Manager.  As of December 31, 2014, Mr. Kennedy manages approximately $1.7 billion in assets for various institutional clients based in the U.S. and abroad.  Mr. Kennedy joined PPM America in October 2006 and has over 29 years of investment experience.  Prior to joining PPM, Mr. Kennedy was a senior vice president and portfolio manager for Columbia Management Group, formerly, Stein Rose and Farnham.  Mr. Kennedy earned a Bachelors' of Science Degree in Business Administration from Marquette University in 1984 and a Masters of Management Degree from Northwestern University in 1988, and is also a Chartered Financial Analyst.

Anthony Balestrieri, Executive Vice President and Chief Investment Officer-Total Return and Portfolio Manager.  Mr. Balestrieri has over 27 years of investment industry experience. Prior to his current role, Mr. Balestrieri was a Senior Managing Director and Head of Total Return Fixed Income at PPM.  From May 1998 until to joining PPM in June 2003, Mr. Balestrieri was Director of Fixed Income at Merrill Lynch Investment Managers, where he was responsible for the oversight of $16 billion in institutional fixed income assets. Prior to May 1998, Mr. Balestrieri was a Senior Vice President at Mitchell Hutchins Asset Management responsible for the Short-Term Strategies Group. Mr. Balestrieri earned a B.A. in Economics and Business/Government and Law from Lafayette College.

Effective October 15, 2015, in the section entitled "Additional Information About the Funds" for the JNL/PPM America Low Duration Bond Fund, under "The Sub-Adviser and Portfolio Management," please delete the second paragraph and replace it with the following:

Anthony Balestrieri, Executive Vice President and Chief Investment Officer-Total Return, and David Frizzie, Senior Managing Director, co-manage the assets of the Fund. Mr. Frizzie serves as lead portfolio manager of the Fund, assuming primary day-to-day responsibilities with respect to the management of the Fund.  Mr. Balestrieri is responsible for general oversight and participates in decisions relating to the overall investment strategy with respect to the Fund.  As of December 31, 2014, PPM's Public Fixed Income Group currently manages approximately $79.6 billion in assets for various institutional clients based in the U.S. and abroad.

Effective October 15, 2015, in the section entitled "Additional Information About the Funds" for the JNL/PPM America Low Duration Bond Fund, under "The Sub-Adviser and Portfolio Management," please delete the fourth paragraph and replace it with the following:

Anthony Balestrieri, Executive Vice President and Chief Investment Officer-Total Return and Portfolio Manager joined PPM in 2003.  Prior to assuming his current role, Mr. Balestrieri was a Senior Managing Director and Head of Total Return Fixed Income at PPM. From May 1998 until to joining PPM in June 2003, Mr. Balestrieri was Director of Fixed Income at Merrill Lynch Investment Managers, where he was responsible for the oversight of $16 billion in institutional fixed income assets. Prior to May 1998, Mr. Balestrieri was a Senior Vice President at Mitchell Hutchins Asset Management responsible for the Short-Term Strategies Group. Mr. Balestrieri earned a B.A. in Economics and Business/Government and Law from Lafayette College.

This Supplement is dated November 4, 2015.